                                                                   Exhibit 99(c)
PROXY CARD
                             NEW VALLEY CORPORATION

                      1999 ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned is the record holder of $15.00 Class A Increasing Rate Cumulative Senior Preferred Shares ($100 Liquidation Value), par value $.01 per share, of New Valley Corporation, a Delaware corporation, and hereby appoints each of Marc N. Bell and J. Bryant Kirkland III, and each of them, with full power of substitution, for and in the name of the undersigned, to represent and to vote, as designated below, all Class A Senior Preferred Shares that the undersigned is entitled to vote if personally present at the 1999 Annual Meeting of Stockholders of the Company to be held at The Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida 33131 on Friday, May 21, 1999, at 11:00 A.M., local time, and at any adjournment or postponement thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

      (Please mark with an "X" in the appropriate boxes)

1. Election of Bennett S. LeBow, Howard M. Lorber, Richard J. Lampen, Arnold I. Burns and Ronald J. Kramer as directors whose terms expire in 2000.

   [ ] FOR all nominees listed above (except as marked to the contrary below)
   [ ] WITHHOLD AUTHORITY to vote for all of the nominees listed above

(INSTRUCTION: To withhold authority to vote for one or more but not all of the nominees, mark FOR above and print the name(s) of the person(s) with respect to whom you wish to withhold authority in the space provided below.)

--------------------------------------------------------------------------------

2. Election of Henry C. Beinstein and Barry W. Ridings as directors representing the holders of the Class A Senior Preferred Shares, whose terms expire in 2000.

   [ ] FOR all nominees listed above (except as marked to the contrary below)
   [ ] WITHHOLD AUTHORITY to vote for all of the nominees listed above

(INSTRUCTION: To withhold authority to vote for one or more but not all of the nominees, mark FOR above and print the name(s) of the person(s) with respect to whom you wish to withhold authority in the space provided below.)

--------------------------------------------------------------------------------

3. Election of Henry C. Beinstein and Barry W. Ridings as directors representing the holders of the Class A Senior Preferred Shares and the $3.00 Class B Cumulative Convertible Preferred Shares, whose terms expire in 2000.

   [ ] FOR all nominees listed above (except as marked to the contrary below)
   [ ] WITHHOLD AUTHORITY to vote for all of the nominees listed above

(INSTRUCTION: To withhold authority to vote for one or more but not all of the nominees, mark FOR above and print the name(s) of the person(s) with respect to whom you wish to withhold authority in the space provided below.)

--------------------------------------------------------------------------------

               (Continued and to be signed on the reverse side.)

                                  (Continued)

4. Approval of a Plan of Recapitalization to (i) change each Class A Senior Preferred Share into 20 Common Shares and one warrant to purchase a Common Share, (ii) change each Class B Preferred Share into 1/3 of a Common Share and five warrants to purchase a Common Share, (iii) change each outstanding Common Share into 1/10 of a Common Share and 3/10 of a warrant to purchase a Common Share and (iv) reduce the number of authorized Common Shares from 850,000,000 to 100,000,000.

         [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

This Proxy, when properly executed, will be voted in the manner marked herein by the undersigned stockholder. IF NO MARKING IS MADE, THIS PROXY WILL BE DEEMED TO BE A DIRECTION TO VOTE FOR THE COMPANY'S NOMINEES LISTED IN ITEMS 1, 2 AND 3 AND FOR THE PLAN OF RECAPITALIZATION SET FORTH IN ITEM 4.

                                                  Please date and sign this
                                                  proxy exactly as your name
                                                  appears hereon.

                                                  ------------------------------
                                                  (Signature)             (Date)

                                                  ------------------------------
                                                  (Signature, if held jointly)

                                                  ------------------------------
                                                  (Title)

                                                  When shares are held by joint
                                                  tenants, all joint tenants
                                                  should sign. When signing as
                                                  attorney-in-fact, executor,
                                                  administrator, trustee,
                                                  guardian, corporate officer or
                                                  partner, please give full
                                                  title. If shares are held by a
                                                  corporation, please sign in
                                                  corporate name by the
                                                  president or other authorized
                                                  officer. If shares are held by
                                                  a partnership, an authorized
                                                  person should sign in the
                                                  partnership's name.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID
                               ENVELOPE ENCLOSED.

PROXY CARD                   NEW VALLEY CORPORATION
                      1999 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned is the record holder of $3.00 Class B Cumulative Convertible Preferred Shares ($25 Liquidation Value), par value $.10 per share, of New Valley Corporation, a Delaware corporation, and hereby appoints each of Marc N. Bell and J. Bryant Kirkland III, and each of them, with full power of substitution, for and in the name of the undersigned, to represent and to vote, as designated below, all Class B Preferred Shares that the undersigned is entitled to vote if personally present at the 1999 Annual Meeting of Stockholders of the Company to be held at The Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida 33131 on Friday, May 21, 1999, at 11:00 A.M., local time, and at any postponement or adjournment thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

(Please mark with an "X" in the appropriate boxes)

1. Election of Bennett S. LeBow, Howard M. Lorber, Richard J. Lampen, Arnold I. Burns and Ronald J. Kramer as directors whose terms expire in 2000.

   [ ]  FOR all nominees listed above                               [ ]  WITHHOLD AUTHORITY to vote
        (except as marked to the contrary below)                         for all of the nominees listed above

(INSTRUCTION: To withhold authority to vote for one or more but not all of the nominees, mark FOR above and print the name(s) of the person(s) with respect to whom you wish to withhold authority in the space provided below.)

--------------------------------------------------------------------------------

3. Election of Henry C. Beinstein and Barry W. Ridings as directors representing the holders of the Class B Preferred Shares and the $15.00 Class A Increasing Rate Cumulative Senior Preferred Shares, whose terms expire in 2000.

   [ ]  FOR all nominees listed above                               [ ]  WITHHOLD AUTHORITY to vote
        (except as marked to the contrary below)                         for all of the nominees listed above

(INSTRUCTION: To withhold authority to vote for one or more but not all of the nominees, mark FOR above and print the name(s) of the person(s) with respect to whom you wish to withhold authority in the space provided below.)

--------------------------------------------------------------------------------

               (Continued and to be signed on the reverse side.)

                                  (Continued)

4. Approval of a plan of recapitalization to (i) change each Class A Senior Preferred Share into 20 Common Shares and one warrant to purchase a Common Share, (ii) change each Class B Preferred Share into 1/3 of a Common Share and five warrants to purchase a Common Share, (iii) change each outstanding Common Share into 1/10 of a Common Share and 3/10 of a warrant to purchase a Common Share and (iv) reduce the number of authorized Common Shares from 850,000,000 to 100,000,000.

    [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

   This Proxy, when properly executed, will be voted in the manner marked herein by the undersigned stockholder. IF NO MARKING IS MADE, THIS PROXY WILL BE DEEMED TO BE A DIRECTION TO VOTE FOR THE COMPANY'S NOMINEES LISTED IN ITEMS 1 AND 3 AND FOR THE PLAN OF RECAPITALIZATION SET FORTH IN ITEM 4.

                                                  Please date and sign this
                                                  proxy exactly as your name
                                                  appears hereon.

                                                  Date:

                                                 ------------------------------,
                                                  1999

                                                  ------------------------------
                                                           (Signature)

                                                  ------------------------------
                                                   (Signature, if held jointly)

                                                  ------------------------------
                                                             (Title)

                                                  When shares are held by joint
                                                  tenants, all joint tenants
                                                  should sign. When signing as
                                                  attorney-in-fact, executor,
                                                  administrator, trustee,
                                                  guardian, corporate officer or
                                                  partner, please give full
                                                  title. If shares are held by a
                                                  corporation, please sign in
                                                  corporate name by the
                                                  president or other authorized
                                                  officer. If shares are held by
                                                  a partnership, an authorized
                                                  person should sign in the
                                                  partnership's name.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID
                               ENVELOPE ENCLOSED.

PROXY CARD                   NEW VALLEY CORPORATION
                      1999 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   The undersigned is the record holder of Common Shares, par value $.01 per share, of New Valley Corporation, a Delaware corporation, and hereby appoints each of Marc N. Bell and J. Bryant Kirkland III, and each of them, with full power of substitution, for and in the name of the undersigned, to represent and to vote, as designated below, all Common Shares that the undersigned is entitled to vote if personally present at the 1999 Annual Meeting of Stockholders of the Company to be held at The Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida 33131 on Friday, May 21, 1999 at, 11:00 A.M., local time, and at any postponement or adjournment thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

(Please mark with an "X" in the appropriate boxes)

1. Election of Bennett S. LeBow, Howard M. Lorber, Richard J. Lampen, Arnold I. Burns and Ronald J. Kramer as directors whose terms expire in 2000.

   [ ]  FOR all nominees listed above
        (except as marked to the contrary below)

   [ ]  WITHHOLD AUTHORITY to vote
        for all of the nominees listed above

(INSTRUCTION: To withhold authority to vote for one or more but not all of the nominees, mark FOR above and print the name(s) of the person(s) with respect to whom you wish to withhold authority in the space provided below.)

--------------------------------------------------------------------------------

4. Approval of a plan of recapitalization to (i) change each Class A Senior Preferred Share into 20 Common Shares and one warrant to purchase a Common Share, (ii) change each Class B Preferred Share into 1/3 of a Common Share and five warrants to purchase a Common Share, (iii) change each outstanding Common Share into 1/10 of a Common Share and 3/10 of a warrant to purchase a Common Share and (iv) reduce the number of authorized Common Shares from 850,000,000 to 100,000,000.

               [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

--------------------------------------------------------------------------------

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

                  (Continued and to be signed on other side.)

                                  (Continued)

   This Proxy, when properly executed, will be voted in the manner marked herein by the undersigned stockholder. IF NO MARKING IS MADE, THIS PROXY WILL BE DEEMED TO BE A DIRECTION TO VOTE FOR THE COMPANY'S NOMINEES LISTED IN ITEM 1 AND FOR THE PLAN OF RECAPITALIZATION SET FORTH IN ITEM 4.

                                                  Please date and sign this
                                                  proxy exactly as your name
                                                  appears hereon.

                                                  Date:                   , 1999
                                                       -------------------

                                                  ------------------------------
                                                           (Signature)

                                                  ------------------------------
                                                   (Signature, if held jointly)

                                                  ------------------------------
                                                             (Title)

                                                  When shares are held by joint
                                                  tenants, all joint tenants
                                                  should sign. When signing as
                                                  attorney-in-fact, executor,
                                                  administrator, trustee,
                                                  guardian, corporate officer or
                                                  partner, please give full
                                                  title. If shares are held by a
                                                  corporation, please sign in
                                                  corporate name by the
                                                  president or other authorized
                                                  officer. If shares are held by
                                                  a partnership, an authorized
                                                  person should sign in the
                                                  partnership's name.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE POSTAGE-PAID
                               ENVELOPE ENCLOSED.